Calculation of Loss Per Share (Detail)	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Numerator:
Net loss attributable to ordinary shareholders	$ (86,932,219)	(526,261,572)	(514,002,092)	(284,329,931)
Denominator:
Denominator for basic and diluted loss per share - weighted-average shares outstanding	23,174,823	23,174,823	24,494,046	24,956,197
Loss per share - Basic and diluted	$ (3.75)	(22.71)	(20.98)	(11.39)